UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 26, 2018

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 26, 2018, Brown-Forman Corporation (the "Company") held its 2018 Annual Meeting of Stockholders (the "Annual Meeting"). The matter submitted to a vote of the Class A common stockholders at the Annual Meeting and the voting results of such matter are as follows:

Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Patrick Bousquet-Chavanne	154,750,286	898,740	32,253	—
Campbell P. Brown	153,707,214	1,956,860	17,205	—
Geo. Garvin Brown IV	153,194,916	2,472,232	14,131	—
Stuart R. Brown	153,744,159	1,919,520	17,600	—
Bruce L. Byrnes	154,733,623	916,369	31,287	—
John D. Cook	154,704,258	945,148	31,873	—
Marshall B. Farrer	153,705,182	1,956,885	19,212	—
Laura L. Frazier	153,668,266	1,982,133	30,880	—
Kathleen M. Gutmann	154,868,801	782,731	29,747	—
Augusta Brown Holland	153,658,497	1,989,751	33,031	—
Michael J. Roney	155,284,611	363,735	32,933	—
Tracy L. Skeans	155,128,760	531,237	21,282	—
Michael A. Todman	154,323,494	1,328,336	29,449	—
Paul C. Varga	153,837,971	1,829,014	14,294	—

Item 7.01. Regulation FD Disclosure.

On July 26, 2018, the Company issued a press release commenting on its fiscal 2018 performance and announcing that at its Annual Meeting the Company's Class A common stockholders elected directors for the coming year. A copy of this press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: July 26, 2018	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Managing Attorney and Assistant Corporate Secretary